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                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our reports in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File Nos. 333-34121, 333-35533 and 333-70317.

ARTHUR ANDERSEN LLP


Miami, Florida,
   March 27, 2002